Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (herein called the “Amendment”) made as of October 17, 2008 by and among BERRY PETROLEUM COMPANY, a Delaware corporation (“Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, individually and as administrative agent (“Administrative Agent”), and the Lenders party to the Original Credit Agreement defined below (“Lenders”).

W I T N E S S E T H:

WHEREAS, Borrower, Administrative Agent and Lenders entered into that certain Amended and Restated Credit Agreement dated as of July 15, 2008 (as amended, supplemented, or restated to the date hereof, the “Original Credit Agreement”), for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to Borrower as therein provided; and

WHEREAS, Borrower, Administrative Agent and Lenders desire to amend the Original Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Credit Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS AND REFERENCES

§ 1.1. Terms Defined in the Original Credit Agreement.  Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Credit Agreement shall have the same meanings whenever used in this Amendment.

§ 1.2. Other Defined Terms.  Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

“Amendment” means this First Amendment to Amended and Restated Credit Agreement.

 “Credit Agreement” means the Original Credit Agreement as amended hereby.

“Original Omnibus Certificate” means the Omnibus Certificate dated July 15, 2008 executed and delivered by officers of Borrowers pursuant to the Original Credit Agreement.

ARTICLE II.

AMENDMENTS TO ORIGINAL CREDIT AGREEMENT

§ 2.1. Definitions.

(a)           The following definitions in Section 1.1 of the Original Credit Agreement are hereby amended in their entirety to read as follows:

“'Availability' means on any day during the Commitment Period, the unused portion of the lesser of the Aggregate Commitment or the Borrowing Base, determined for such day by deducting from such lesser amount at the end of such day, the Facility Usage.”

“'Base Rate' means, for any day, the rate per annum equal to the highest of (a) the Federal Funds Rate for such day plus one-half of one percent (.5%), (b) the Prime Rate for such day and (c) the One-Month Eurodollar Rate for such day.  Any change in the Base Rate due to a change in the Prime Rate, the Federal Funds Rate or the One-Month Eurodollar Rate shall be effective on the effective date of such change in the Prime Rate or Federal Funds Rate or the One-Month Eurodollar Rate.  As used in this definition, “Prime Rate” means, at any time, the per annum rate of interest most recently announced within Wells Fargo at its principal office in San Francisco as its Prime Rate, with the understanding that Wells Fargo’s Prime Rate is one of its base rates and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, and is evidenced by the recording thereof after its announcement in such internal publication or publications as Wells Fargo may designate.  Each change in the Prime Rate will be effective on the day the change is announced within Wells Fargo.”

“'Base Rate Margin' means, on any day, the following percentages per annum based on the Utilization Percentage as set forth below:

	Utilization Percentage	Base Rate Margin
Level 1	< 50%	1.375%
Level 2	≥ 50% but < 75%	1.625%
Level 3	≥ 75% but < 90%	1.875%
Level 4	≥ 90%	2.125%”

“'Borrowing Base' means, at the particular time in question, either the amount provided for in § 2.8 or the amount determined by Administrative Agent and Required Lenders (or in the case of an increase in the Borrowing Base, all Lenders) in accordance with the provisions of § 2.9; provided, however, that in no event shall the Borrowing Base ever exceed the Maximum Credit Amount.”

“'Commitment Fee Rate' means, on any day, the following percentages per annum based on the Utilization Percentage set forth below; provided that the outstanding Swing Line Loans shall be excluded for purposes of calculating the Commitment Fee Rate:

	Utilization Percentage	Commitment Fee
Level 1	< 50%	0.30%
Level 2	≥ 50% but < 75%	0.35%
Level 3	≥ 75% but < 90%	0.40%
Level 4	≥ 90%	0.50%”

“'Eurodollar Margin' means, on any day, the following percentages per annum based on the Utilization Percentage as set forth below:

	Utilization Percentage	Eurodollar Margin
Level 1	< 50%	1.375%
Level 2	≥ 50% but < 75%	1.625%
Level 3	≥ 75% but < 90%	1.875%
Level 4	≥ 90%	2.125%”

 “'Maturity Date' means July 15, 2012.”

(b)           The following new definitions are hereby added to Section 1.1 in the Original Credit Agreement in alphabetical order to read as follows:

“'Accordion Increased Amount' means $1,250,000,000.”

“'One-Month Eurodollar Rate' means, for any day for any Base Rate Loan within a Borrowing, (a) the interest rate per annum (carried out to the fifth decimal place) equal to the applicable London interbank offered rate for deposits in the requested currency appearing on the Reuters Reference LIBOR01 page for such currency as of 11:00 a.m. (London time) on such day with a term equivalent to one month, or (b) in the event the rate referenced in the preceding subsection (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum (carried out to the fifth decimal place) equal to the rate determined by Administrative Agent to be the offered rate on Page BBAM of the Bloomberg Financial Market Information Service as of 11:00 a.m. (London time) on such day with a term equivalent to one month, or (c) in the event the rates referenced in the preceding subsections (a) and (b) are not available, the rate per annum determined by Administrative Agent using another comparable publicly available service for displaying London inter-bank offered rates for deposits of U.S. Dollars with a term equivalent to one month.”

§ 2.2. Commitments to Lend; Notes.  Clause (b)(ii) in the first sentence of Section 2.1 of the Original Credit Agreement which reads as follows:

“(ii) the Borrowing Base determined as of the date on which the requestedRevolving Loans are to be made.”

is hereby amended in its entirety to read as follows:

“(ii) the lesser of the Aggregate Commitments or the Borrowing Base determined as of the date on which the requested Revolving Loans are to be made.”

§ 2.3. Swing Line Loans. The first sentence of Section 2.5 (c) of the Original Credit Agreement which reads as follows:

“Each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Adjusted Base Rate.”

is hereby amended in its entirety to read as follows:

“Each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Adjusted Base Rate or at such other rate per annum as may be agreed upon in writing by Borrower and Swing Line Lender.”

§ 2.4. Mandatory Prepayments.  The beginning of the first sentence of Section 2.7 (a) of the Original Credit Agreement which reads as follows:

“(a)           If at any time the sum of the Facility Usage and the principal amount of SG Obligations then outstanding is in excess of the Borrowing Base (such excess being herein called a “Borrowing Base Deficiency”),…”

is hereby amended in its entirety to read as follows:

“(a)           If at any time the sum of the Facility Usage and the principal amount of SG Obligations then outstanding is in excess of the lesser of the Borrowing Base or the Aggregate Commitments (such excess being herein called a “Borrowing Base Deficiency”),…”

§ 2.5. Borrowing Base.  Pursuant to Section 2.9 of the Original Credit Agreement Lenders hereby agree, and Administrative Agent hereby notifies Borrower, that the Borrowing Base in effect during the period from the date hereof until the next Determination Date shall be $1,250,000,000.

§ 2.6. Scheduled Determinations of Borrowing Base.   The first and second sentences of Section 2.9 (a) of the Original Credit Agreement which reads as follows:

“By March 15 and September 15 of each year Borrower shall furnish to each Lender all information, reports and data which Administrative Agent has then requested concerning Restricted Persons’ businesses and properties (including their Mineral Interests and the reserves and production relating thereto), together with the Engineering Report described in Section 6.2(d) or 6.2(e), as applicable.  Within forty-five days after receiving such information, reports and data, or as promptly thereafter as practicable, Required Lenders shall agree upon an amount for the Borrowing Base (provided that all Lenders must agree to any increase in the Borrowing Base) and Administrative Agent shall by notice to Borrower designate such amount as the new Borrowing Base available to Borrower hereunder, which designation shall take effect immediately on the date such notice is sent (herein called a “Determination Date”) and shall remain in effect until but not including the next date as of which the Borrowing Base is redetermined.”

is hereby amended in its entirety to read as follows:

“By March 1 and September 1 of each year Borrower shall furnish to each Lender all information, reports and data which Administrative Agent has then requested concerning Restricted Persons’ businesses and properties (including their Mineral Interests and the reserves and production relating thereto), together with the Engineering Report described in Section 6.2(d) or 6.2(e), as applicable.  Within thirty days after receiving such information, reports and data, or as promptly thereafter as practicable, Required Lenders shall agree upon an amount for the Borrowing Base (provided that all Lenders must agree to any increase in the Borrowing Base) and Administrative Agent shall by notice to Borrower designate such amount as the new Borrowing Base available to Borrower hereunder, which designation shall take effect immediately on the date such notice is sent (herein called a “Determination Date”) and shall remain in effect until but not including the next date as of which the Borrowing Base is redetermined.”

§ 2.7. Changes in Aggregate Commitment.  Section 2.10 of the Original Credit Agreement is hereby amended in its entirety to read as follows:

“Section 2.10.  Changes in Amount of Aggregate Commitment

.

(a)           Reductions.  Borrower may at any time reduce the Aggregate Commitment in whole, or in part ratably among the Lenders in the amount of $5,000,000 or any higher integral multiple of $1,000,000, upon at least three Business Days’ written notice to the Administrative Agent, which notice shall specify the amount of any such reduction, provided, however, that the amount of the Aggregate Commitment may not be reduced below the Facility Usage and may not be reinstated, except as provided in Section 2.10(b).

(b)           Increases.  Borrower shall have the right (in consultation with Administrative Agent), without the consent of any of Lenders, to cause from time to time an increase in the Aggregate Commitment by adding to this Agreement one or more additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance reasonably satisfactory to Administrative Agent and its counsel or by allowing one or more Lenders to increase their respective Commitments, provided, however, (i) no Default shall exist, (ii) no such increase shall result in the Aggregate Commitment exceeding the Accordion Increased Amount, (iii) no such increase shall be in an amount less than $5,000,000, and (iv) no Lender’s Commitment shall be increased without such Lender’s consent.

(c)           Procedures for Increases.  If the Aggregate Commitment is increased in accordance with Section 2.10 (b), Administrative Agent and Borrower shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase.  The Administrative Agent shall promptly notify Borrower and Lenders of the final allocation of such increase and the Increase Effective Date.  As a condition precedent to such increase, Borrower shall deliver to the Administrative Agent a certificate of Borrower dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by an authorized officer of Borrower (i) certifying and attaching the resolutions (or governing board minutes) adopted by Borrower approving or consenting to such increase, and (ii) certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V and the other Loan Documents made by it are true and correct in all material respects on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (B) no Default exists.  Borrower shall prepay any Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 3.4) to the extent necessary to keep the outstanding Loans ratable with any revised Percentage Shares arising from any nonratable increase in the Commitments under this section. This section shall supersede any provisions in Sections  9.6 or 10.1 to the contrary.”

§ 2.8. Letters of Credit.  Section 2.11 (a) of the Original Credit Agreement which reads as follows:

“(a)           the sum of  the Facility Usage and the principal amount of the SG Obligations then outstanding does not exceed the Borrowing Base determined as of the date on which the requested Letter of Credit is to be issued;”

is hereby amended in its entirety to read as follows:

“(a)           the sum of  the Facility Usage and the principal amount of the SG Obligations then outstanding does not exceed the lesser of the Aggregate Commitments or the Borrowing Base determined as of the date on which the requested Letter of Credit is to be issued;”

§ 2.9. Swing Line Loans.  The first sentence of Section 2.17 (a) of the Original Credit Agreement which read as follows:

“(a)           The Swing Line.  Subject to the terms and conditions set forth herein, the Swing Line Lender agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.17, to make loans (each such loan, a “Swing Line Loan”) to Borrower from time to time on any Business Day during the Commitment Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Swing Line Lender’s Percentage Share of the outstanding principal balance of Swing Line Lender’s Revolving Loans, may exceed the amount of the Swing Line Lender’s Commitment; provided, however, that after giving effect to any Swing Line Loan, the sum of the Facility Usage and the principal amount of the SG Obligations then outstanding does not exceed the Borrowing Base; and provided further that Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan.”

is hereby amended in its entirety to read as follows:

“(a)           The Swing Line.  Subject to the terms and conditions set forth herein, the Swing Line Lender, in its sole and absolute discretion, may, in reliance upon the agreements of the other Lenders set forth in this Section 2.17, to make loans (each such loan, a “Swing Line Loan”) to Borrower from time to time on any Business Day during the Commitment Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Swing Line Lender’s Percentage Share of the outstanding principal balance of Swing Line Lender’s Revolving Loans, may exceed the amount of the Swing Line Lender’s Commitment; provided, however, that (i) after giving effect to any Swing Line Loan, the sum of the Facility Usage and the principal amount of the SG Obligations then outstanding does not exceed the lesser of the Aggregate Commitment or the Borrowing Base determined as of the date on which the Swing Line Loan is to be made; (ii) that Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan; and (iii) the Swing Line Lender shall have no obligation to make any Swing Line Loan.”

§ 2.10. Books, Financial Statements and Reports.

(a)           The first sentence of Section 6.2 (d) of the Original Credit Agreement which reads as follows:

“By March 15 of each year, Borrower will deliver an Engineering Report prepared by Independent Engineers as of January 1 of such year, concerning all oil and gas properties and interests owned by an Restricted Person which are located in or offshore of the United States and which have attributable to them Proved Reserves.”

is hereby amended in its entirety to read as follows:

“By March 1 of each year, Borrower will deliver an Engineering Report prepared by Independent Engineers as of January 1 of such year, concerning all oil and gas properties and interests owned by an Restricted Person which are located in or offshore of the United States and which have attributable to them Proved Reserves.”

(b)           The first sentence of Section 6.2 (e) of the Original Credit Agreement which reads as follows:

“By September 15 of each year, commencing September 15, 2008, and promptly following notice of a Special Redetermination under Section 2.9 Borrower will deliver an engineering report prepared by Staff Engineers consistent in form and scope of the Engineering Reports described in (d) above, as of July 1 of such year in the case of Scheduled Redeterminations and as of the date specified in Section 2.9(c) in the case of Special Redeterminations.”

is hereby amended in its entirety to read as follows:

“By September 1 of each year, and promptly following notice of a Special Redetermination under Section 2.9 Borrower will deliver an engineering report prepared by Staff Engineers consistent in form and scope of the Engineering Reports described in (d) above, as of July 1 of such year in the case of Scheduled Redeterminations and as of the date specified in Section 2.9(c) in the case of Special Redeterminations.”

§ 2.11. Limitation on Credit Extensions.   Section 7.8 of the Original Credit Agreement is hereby amended in its entirety to read as follows:

“Section 7.8  Limitation on Credit Extensions

.  Except for Permitted Investments, no Restricted Person will extend credit, make advances or make loans other than (i) normal and prudent extensions of credit to customers buying goods and services in the ordinary course of business, which extensions shall not be for longer periods than those extended by similar businesses operated in a normal and prudent manner and (ii) seller financing for the sale of the drilling rigs described in Section 7.5(e) of this Agreement.”

§ 2.12. Lenders Schedule.  Schedule 1 to this Amendment, which immediately precedes the signature pages, is hereby substituted for Schedule 1 to the Original Credit Agreement.

§ 2.13. Exhibits.  Subsection (e) of Exhibit B-1 (Borrowing Notice) to the Original Credit Agreement which reads as follows:

“(e)           The Facility Usage, after the making of the Loans requested hereby, will not be in excess of the Borrowing Base on the date requested for the making of such Loans.”

is hereby amended in its entirety to read as follows:

“(e)           The Facility Usage, after the making of the Loans requested hereby, will not be in excess of the lesser of the Borrowing Base or the Aggregate Commitments on the date requested for the making of such Loans.”

§ 2.14. Commitments and Percentage Shares.  Each Lender hereby agrees that it shall have a Commitment and a Percentage Share in the amount set forth opposite such Lender’s name on the Lenders Schedule attached to this Amendment.  Lenders hereby authorize Administrative Agent and Borrower to request Loans from the Lenders, and to make prepayments of Loans in order to ensure that, upon the effectiveness of this Amendment, the Loans of the Lenders shall be outstanding on a ratable basis in accordance with their respective Commitments and  Percentage Shares, and no such borrowing, prepayment or reduction shall violate any provisions of the Credit Agreement.  Lenders hereby confirm that, from and after the effective date of this Amendment, all participations of Lenders in respect of Letters of Credit and Swing Line Loans outstanding under the Credit Agreement shall be based upon the Percentage Shares of the Lenders (after giving effect to this Amendment).  Upon the effectiveness of this Amendment and payment in full to DZ Bank as provided in the Credit Agreement, DZ Bank will no longer be a Lender and will have no further rights or obligations under the Credit Agreement or any other Loan Document.

Each Lender (a) represents and warrants to each other Lender that (i) prior to the effectiveness of this Amendment, it is the legal and beneficial owner of its Percentage Share of all of the Lenders’ rights and obligations under the Credit Agreement and the other Loan Documents, as set forth in the Lenders Schedule attached to the Original Credit Agreement (the “Original Lenders Schedule”), (ii) such Percentage Share is free and clear of any lien, encumbrance or other adverse claim and (iii) such Lender has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated by this Section 2.14; and (b) assumes no responsibility with respect to any other Lender with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

Borrower shall pay to the Lenders all break funding payments payable in accordance with Section 3.4 of the Credit Agreement in connection with re-allocation made pursuant to this Section 2.14.

ARTICLE III.

CONDITIONS OF EFFECTIVENESS

§ 3.1. Effective Date.  This Amendment shall become effective as of the date first above written when and only when:

(a) Administrative Agent shall have received all of the following, at Administrative Agent's office, duly executed and delivered and in form and substance satisfactory to Administrative Agent, all of the following:

(i) the Amendment;

(ii) a certificate of the Secretary of Borrower dated the date of this Amendment certifying: (i) that resolutions adopted by the Board of Directors of the Borrower attached to the Original Omnibus Certificate authorize the execution, delivery and performance of this Amendment by Borrower; (ii) the names and true signatures of the officers of the Borrower which were attached to the Original Omnibus Certificate are true and correct; and (iii) that all of the representations and warranties set forth in Article IV hereof are true and correct on and as of the date hereof, except to the extent that such representation or warranty was made as of a specific date or updated, modified or supplemented as of a subsequent date with the consent of Required Lenders and Administrative Agent, in which cases such representations and warranties shall have been true and correct in all material respects on and of such earlier date; and

(iii) such other supporting documents as Administrative Agent may reasonably request.

(b) Borrower shall have paid, in connection with such Loan Documents, all recording, handling, amendment and other fees required to be paid to Administrative Agent pursuant to any Loan Documents.

(c) Borrower shall have paid, in connection with such Loan Documents, all other fees and reimbursements to be paid to Administrative Agent pursuant to any Loan Documents, or otherwise due Administrative Agent and including fees and disbursements of Administrative Agent's attorneys.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES

§ 4.1. Representations and Warranties of Borrower.  In order to induce each Lender to enter into this Amendment, Borrower represents and warrants to each Lender that:

(a) The representations and warranties contained in Article V of the Original Credit Agreement are true and correct on and as of the date hereof, except to the extent that such representation or warranty was made as of a specific date or updated, modified or supplemented as of a subsequent date with the consent of Required Lenders and Administrative Agent, in which cases such representations and warranties shall have been true and correct in all material respects on and of such earlier date.

(b) Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Credit Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of Borrower hereunder.

(c) The execution and delivery by Borrower of this Amendment, the performance by Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not (a) conflict with (i) any Law, (ii) the articles of incorporation and bylaws of Borrower, or (iii) any agreement, judgment, license, order or permit applicable to or binding upon Borrower in any material respect, or (b) result in the creation of any Lien upon any assets or properties of Borrower.  Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment or to consummate the transactions contemplated hereby.

(d) When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal and binding obligation of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

(e) The audited annual Consolidated financial statements of Borrower dated as of December 31, 2007 and the unaudited quarterly Consolidated financial statements of Borrower dated as of June 30, 2008 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for Borrower.  Copies of such financial statements have heretofore been delivered to each Lender.  Since such dates no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of Borrower.

ARTICLE V.

MISCELLANEOUS

§ 5.1. Ratification of Agreements.  The Original Credit Agreement as hereby amended is hereby ratified and confirmed in all respects.  The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Credit Agreement as hereby amended.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

§ 5.2. Survival of Agreements.  All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full.  All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Credit Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

§ 5.3. Loan Documents.  This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

§ 5.4. Governing Law.  This Amendment shall be governed by and construed in accordance with and governed by the laws of the State of California and the laws of the United States of America without regard to principles of conflicts of law.

§ 5.5. Counterparts; Fax.  This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.  This Amendment may be validly executed by facsimile or other electronic transmission.

§ 5.6. Nonconsenting Lenders.  Notwithstanding anything to the contrary set forth in this Amendment, the Lenders that are listed on the Original Lenders Schedule but not on the Lenders Schedule attached hereto are parties to this Amendment for the sole purpose of the assignment and related provisions set forth in Section 2.14.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

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[First Amendment to Credit Agreement]

SCHEDULE 1

LENDERS SCHEDULE

LENDER	PERCENTAGE SHARE	COMMITMENT
Wells Fargo Bank, National Association	14.56481481481%	$157,300,000
BNP Paribas	10.00000000000%	$108,000,000
Societe Generale	11.57407407407%	$125,000,000
JPMorgan Chase Bank, N.A.	9.25925925926%	$100,000,000
The Royal Bank of Scotland	10.00000000000%	$108,000,000
The Bank of Nova Scotia	6.59722222222%	$71,250,000
Union Bank of California, N.A.	6.59722222222%	$71,250,000
Wachovia Bank, N.A.	5.27777777778%	$57,000,000
Citibank, N.A.	4.62962962963%	$50,000,000
Compass Bank	4.00000000000%	$43,200,000
U.S. Bank National Association	3.70370370370%	$40,000,000
Credit Suisse, Cayman Islands Branch	3.24074074074%	$35,000,000
Bank of Scotland plc	2.77777777778%	$30,000,000
Bank of Oklahoma N.A.	2.31481481481%	$25,000,000
Natixis	1.85185185185%	$20,000,000
Raymond James Bank, FSB	1.85185185185%	$20,000,000
Guaranty Bank and Trust Company	1.75925925926%	$19,000,000
DZ Bank	0.00000000000%	-0-
TOTAL	100.00000000000%	$1,080,000,000

  [first Amendment to Credit Agreement

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

BERRY PETROLEUM COMPANY

By:

Name:

Title:

 [first Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, Administrative Agent, LC Issuer and Lender

By:

Art Krasny

Vice President

 [first Amendment to Credit Agreement

BNP PARIBAS, Lender

By:

Name:

Title:

By:

Name:

Title:

 [first Amendment to Credit Agreement

SOCIÉTÉ GÉNÉRALE, Lender under the Credit Agreement and the SG Money Market Facility

By:

Name:

Title:

 [first Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., Lender

By:

Name:

Title:

 [first Amendment to Credit Agreement

THE ROYAL BANK OF SCOTLAND plc, Lender

By:

Name:

Title:

 [first Amendment to Credit Agreement

THE BANK OF NOVA SCOTIA, Lender

By:

Name:

Title:

 [first Amendment to Credit Agreement

WACHOVIA BANK, N.A., Lender

By:

Name:

Title:

 [first Amendment to Credit Agreement

UNION BANK OF CALIFORNIA, N.A., Lender

By:

Name:

Title:

 [first Amendment to Credit Agreement

COMPASS BANK, Lender

By:

Name:

Title:

 [first Amendment to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, Lender

By:

Name:

Title:

 [first Amendment to Credit Agreement

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, Lender

By:

Name:

Title:

 [first Amendment to Credit Agreement

BANK OF SCOTLAND plc, Lender

By:

Name:

Title:

 [first Amendment to Credit Agreement

NATIXIS, Lender

By:

Name:

Title:

 [first Amendment to Credit Agreement

BANK OF OKLAHOMA N.A., Lender

By:

Name:

Title:

 [first Amendment to Credit Agreement

RAYMOND JAMES BANK, FSB, Lender

By:

Name:

Title:

 [first Amendment to Credit Agreement

GUARANTY BANK AND TRUST COMPANY, Lender

By:

Name:

Title:

 [first Amendment to Credit Agreement

DZ BANK AG
DEUTSCHE ZENTRAL – GENOSSENSCHAFTSBANK FRANKFURT aur MAIN, NEW YORK BRANCH, Lender

By:
Name:
Title:

 [first Amendment to Credit Agreement

CITIBANK, N.A., Lender

By:
Name:
Title

 [first Amendment to Credit Agreement]

End